Investments Accounted for Using the Equity Method - Summary of Aggregate Information of Associates that are Not Individually Material (Detail) $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 TWD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 TWD ($)	Dec. 31, 2023 TWD ($)
Disclosure of associates and joint ventures [line items]
Net income	$ 41,196,440	$ 1,313,243	$ 33,816,910	$ 37,307,860
Other comprehensive income	(3,617,203)	(115,307)	13,638,305	449,350
TOTAL COMPREHENSIVE INCOME FOR THE YEAR	37,579,237	1,197,936	47,455,215	37,757,210
Associates that are not individually material [member]
Disclosure of associates and joint ventures [line items]
Net income	816,240	26,020	899,723	1,091,814
Other comprehensive income	4,395,542	140,120	142,182	2,439,733
TOTAL COMPREHENSIVE INCOME FOR THE YEAR	$ 5,211,782	$ 166,140	$ 1,041,905	$ 3,531,547